UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: February 8, 2005
                        (Date of earliest event reported)

                               GRIFFON CORPORATION
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)



  DELAWARE                          1-6620                        11-1893410
______________________________________________________________________________
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                  Identification
incorporation)                                                        No.)



 100 JERICHO QUADRANGLE, JERICHO,  NEW YORK                         11753
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


                                 (516) 938-5544
______________________________________________________________________________
               (Registrant's telephone number including area code)

                                       N/A
______________________________________________________________________________
         (Former name or former address, if changed since last report.)



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 8, 2005, Griffon Corporation (the "Registrant") issued a press release announcing the Registrant's financial results for the fiscal quarter ended December 31, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  99.1    PRESS RELEASE

     The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.












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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GRIFFON CORPORATION


                                By:    /s/Robert Balemian
                                      --------------------------------
                                      Robert Balemian, President


Date:  February 8, 2005









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


                                  EXHIBIT INDEX

    99.1    Press release dated February 8, 2005 issued by Griffon Corporation.